UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2016
CENVEO, INC.
(Exact Name of Registrant as Specified in Charter)

COLORADO	1-12551	84-1250533
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 FIRST STAMFORD PLACE
STAMFORD, CT		06902
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 595−3000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01  Regulation FD Disclosure.
Cenveo, Inc. (the “Company”) holds all of the capital stock of Cenveo Corporation, a Delaware corporation (“Cenveo”). The Company, Cenveo and a holder (the “Minority Holder”) of a minority portion of Cenveo’s outstanding 11.500% Senior Notes due 2017 (the “11.500% Notes”) are party to a confidentiality agreement (the “NDA”) regarding proposed discussions conducted by Cenveo as to a restructuring of the 11.500% Notes (the “Discussed Transaction”). In connection with the Discussed Transaction and under the NDA, the Company and Cenveo provided certain material non-public information to the Minority Holder (the “MNPI”).
The NDA requires that Cenveo publicly disclose the MNPI in the event of the expiration of the NDA without an agreement with the Minority Holder as to any Discussed Transaction. Such expiration occurred at midnight Eastern time on May 7, 2016, at which time no such agreement had been reached. Accordingly, we disclose as all such MNPI under the NDA the following exchange that was proposed by Cenveo to the Minority Holder for its 11.500% Notes: (i) new senior unsecured notes issued by Cenveo having a significantly longer maturity and an interest rate significantly lower than that of the 11.500% Notes and guaranteed by the Company and certain of its subsidiaries, issued at a significant discount to face value of the 11.500% Notes, and (ii) detachable warrants to purchase shares of the Company’s common stock exercisable at a price per share significantly higher than the current market price of such common stock. No substantial negotiations regarding the Discussed Transaction occurred between Cenveo and the Minority Holder.
The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act, except as shall be expressly set forth by specific reference in such filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Statements made in this Current Report on Form 8-K, other than those concerning historical financial information, may be considered “forward-looking statements,” which are based upon current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. In view of such uncertainties, investors should not place undue reliance on such forward-looking statements. Such statements speak only as of the date of this Current Report on Form 8-K, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2016
CENVEO, INC.

By:    /s/ Scott J. Goodwin
Scott J. Goodwin
Chief Financial Officer